ASSIGNMENT AND ASSUMPTION OF
                        SERVICE CONTRACTS


          Angeles Partners 16, a California limited partnership, in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof is hereby acknowledged, by North Prior, L.L.C., a Delaware limited liability company with an address of 739 Vandalia, St. Paul, MN 55114 ("Assignee") hereby assigns unto Assignee its successors and assigns:

          All of Assignor's right, title and interest in and to all those certain service contracts and all renewals, modifications and amendments thereof, more particularly described as set forth in Exhibit B hereto annexed (collectively, the "Service Contracts"), which Service Contracts concern the maintenance and/or operation of the parcel of land, together with the buildings and improvements erected thereon, situate, lying and being in the City of St. Paul, Ramsey County, Minnesota, commonly known as bounded and described as more particularly set forth in Exhibit A annexed hereto and made a part hereof (collectively, the "Premises"), subject to the covenants, conditions and provisions also mentioned in each of the said Service Contracts.

          Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Service Contracts herein assigned by Assignor to be performed on and after the date hereof and will well and truly perform all the terms, covenants and conditions of the Service Contracts herein assigned to be performed on and after the date hereof, all with full force and effect as if Assignee had signed the Service Contracts originally as the owner or managing agent of the Premises named therein with respect to such period.

     IN WITNESS WHEREOF, this Assignment and Assumption of Service Contracts has been duly signed and sealed by the parties hereto as of the 12th day of June, 1995.


                              ASSIGNOR:

                              ANGELES PARTNERS 16,
                              a California limited partnership


                              By:  Angeles Realty Corporation II,
                                   a California corporation,
                                   General Partner
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                              By: /s/ Robert D. Long, Jr.
                                  Its: CAO/Controller



                              ASSIGNEE:

                              NORTH PRIOR, L.L.C.
                              a Delaware limited liability company


                              By:  NORTH PRIOR CORPORATION,
                                   a Minnesota corporation,
                                   Chief Manager


                              By: /s/ Gerald L. Trooien
                                 Gerald L. Trooien, President

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                            EXHIBIT A

                       Property Description

                               -3-

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                            EXHIBIT B

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